                                                                   EXHIBIT 10.33
                                    AGREEMENT

            Reference is hereby made to that certain Purchase  Agreement,  dated as of December 30, 2004 (the  "Purchase  Agreement"),  by and among NYFIX,  Inc.
("NYFIX")  and  Whitebox  Convertible  Arbitrage  Partners  L.P.   ("Whitebox"),
pursuant to which Whitebox purchased a $7,500,000 convertible promissory note of
NYFIX (the "Original Note"). All capitalized terms used herein but not otherwise defined  herein  shall  have  the  meanings  ascribed  to them  in the  Purchase
Agreement.

            Pursuant to Section 2.2 of the Purchase Agreement,  Whitebox had the
option to elect within 90 days after the Closing Date (the "Election Period") to purchase up to an additional $2,500,000  convertible promissory note on the same terms and conditions as the Original Note.

            The parties hereto agree that the Election  Period shall be extended until  such date which is 10 days after  NYFIX  files its Annual  Report on Form
10-K for the fiscal year ended December 31, 2004.

            This agreement shall be governed by and construed in accordance with the laws of the State of New York,  This agreement may be executed in any number of  counterparts,  each of which  shall be deemed to be an  original  and all of which  together shall be deemed to be one and the same  instrument.  A facsimile copy of a signature  page shall be deemed an original  signature for purposes of this agreement and,  notwithstanding  Section 6.7 of the Purchase  Agreement,  a facsimile shall be deemed a proper method of delivery of this agreement.

            IN  WITNESS  WHEREOF,   the  undersigned  have  duly  executed  this
agreement as of the 30th day of March, 2005.

                                   NYFIX, Inc.

                                   By: /s/ Peter K Hansen
                                      -------------------------------
                                      Name:  Peter K. Hansen
                                      Title: President & CEO

                                   Whitebox Convertible Arbitrage Partners, L.P.
                                    Whitebox Convertible Arbitrage Advisors LLC
                                        Whitebox Advisors LLC

                                   By: /s/ Andrew Redleaf
                                      -------------------------------
                                      Name:  Andrew Redleaf
                                      Title: Managing Member of the General
                                             Partner